UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 26, 2007

VIVUS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	000-23490	94-3136179
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1172 CASTRO STREET
MOUNTAIN VIEW, CA 94040
 (Address of principal executive offices, including zip code)

(650) 934-5200
 (Registrant’s telephone number, including area code)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM      1.01        Entry into a Material Definitive Agreement.

On March 26, 2007, the Board of Directors of VIVUS, Inc. (the “Company” or “VIVUS”) declared a dividend of one right (a “Right”) to purchase one one-thousandth share of the Company’s Series A Participating Preferred Stock (“Series A Preferred”) for each outstanding share of Common Stock, par value $0.001 per share (“Common Shares”).  The dividend is payable on April 13, 2007 (the “Record Date”) to stockholders of record as of the close of business on that date.  Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred at an exercise price of $26.00 (the “Purchase Price”), subject to adjustment.

The following is a summary of the principal terms of the Preferred Stock Rights Agreement (the “Rights Agreement”) entered into between the Company and Computershare Investor Services, LLC, as Rights Agent (the “Rights Agent”), on March 27, 2007, pursuant to which the Rights are subject to.  This summary is a general description only and is subject to the detailed terms and conditions of the Rights Agreement.  A copy of the Rights Agreement was filed with the Securities and Exchange Commission (the “Commission”) as an exhibit to Form 8-A dated March 27, 2007, and is incorporated herein by reference.

Rights Evidenced by Common Share Certificates

The Rights will not be exercisable until the Distribution Date (defined below).  Certificates for the Rights (“Rights Certificates”) will not be sent to stockholders, and the Rights will attach to and trade only together with the Common Shares.  Accordingly, Common Share certificates outstanding on the Record Date will evidence the Rights related thereto, and Common Share certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference.  Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender or transfer of any certificates for Common Shares, outstanding as of the Record Date, even without notation or a copy of the Summary of Rights being attached thereto, also will constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

Distribution Date

The Rights will be separate from the Common Shares, Rights Certificates will be issued and the Rights will become exercisable upon the earlier of (a) the tenth day (or such later date as may be determined by the Company’s Board of Directors) after a person or group of affiliated or associated persons (“Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the Common Shares then outstanding, or (b) the tenth business day (or such later date as may be determined by the Company’s Board of Directors) after a person or group announces a tender or exchange offer, the consummation of which would result in ownership by a person or group of  15% or more of the Company’s then outstanding Common Shares.  The earlier of such dates is referred to as the “Distribution Date”.

Issuance of Rights Certificates; Expiration of Rights

As soon as practicable following the Distribution Date, a Rights Certificate will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and such separate Rights Certificate alone will evidence the Rights from and after the Distribution Date.  The Rights will expire on the earliest of (i) April 13, 2017, (the “Final Expiration Date”), or (ii) redemption or exchange of the Rights as described below.

Initial Exercise of the Rights

Following the Distribution Date, and until one of the further events described below, holders of the Rights will be entitled to receive, upon exercise and the payment of the Purchase Price, one one-thousandth share of the

Series A Preferred.  In the event that the Company does not have sufficient Series A Preferred available for all Rights to be exercised, or the Board of Directors decides that such action is necessary and not contrary to the interests of Rights holders, the Company may instead substitute cash, assets or other securities for the Series A Preferred for which the Rights would have been exercisable under this provision or as described below.

Right to Buy Company Common Shares

Unless the Rights are earlier redeemed, in the event that an Acquiring Person obtains 15% or more of the Company’s then outstanding Common Shares, then each holder of a Right which has not theretofore been exercised (other than Rights beneficially owned by the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, upon exercise, Common Shares having a value equal to two times the Purchase Price.  Rights are not exercisable following the occurrence of an event as described above until such time as the Rights are no longer redeemable by the Company as set forth below.

Right to Buy Acquiring Company Shares

Similarly, unless the Rights are earlier redeemed, in the event that, after an Acquiring Person obtains 15% or more of the Company’s then outstanding Common Shares, (i) the Company merges into another entity, (ii) an acquiring entity merges into the Company or (iii) 50% or more of the Company’s consolidated assets or earning power are sold (other than in transactions in the ordinary course of business), proper provision must be made so that each holder of a Right which has not theretofore been exercised (other than Rights beneficially owned by the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, upon exercise, shares of common stock of the acquiring company having a value equal to two times the Purchase Price.

Exchange Provision

At any time after an Acquiring Person obtains 15% or more of the Company’s then outstanding Common Shares and prior to the acquisition by such Acquiring Person of 50% or more of the Company’s outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by the Acquiring Person), in whole or in part, at an exchange ratio of one Common Share per Right.

Redemption

At any time on or prior to the Close of Business on the earlier of (i) the fifth day following the attainment of 15% or more of the Company’s then outstanding Common Shares by an Acquiring Person (or such later date as may be determined by action of the Company’s Board of Directors and publicly announced by the Company), or (ii) the Final Expiration Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right.

Adjustments to Prevent Dilution

The Purchase Price payable, the number of Rights, and the number of Series A Preferred or Common Shares or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time in connection with the dilutive issuances by the Company as set forth in the Rights Agreement.  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

Cash Paid Instead of Issuing Fractional Shares

No fractional Common Shares will be issued upon exercise of a Right and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Shares on the last trading date prior to the date of exercise.

No Stockholders’ Rights Prior to Exercise

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company (other than any rights resulting from such holder’s ownership of Common Shares), including, without limitation, the right to vote or to receive dividends.

Amendment of Rights Agreement

The terms of the Rights and the Rights Agreement may be amended in any respect without the consent of the Rights holders on or prior to the Distribution Date; thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the Rights holders in order to cure any ambiguities or to make changes which do not adversely affect the interests of Rights holders (other than the Acquiring Person).

Rights and Preferences of the Series A Preferred

Each one one-thousandth (0.001) of a share of Series A Preferred has rights and preferences substantially equivalent to those of one (1) Common Share.

No Voting Rights

Rights will not have any voting rights.

Certain Anti-Takeover Effects

The Rights approved by the Board of Directors are designed to protect and maximize the value of the outstanding equity interests in the Company in the event of an unsolicited attempt by an acquirer to take over the Company in a manner or on terms not approved by the Board of Directors.  Takeover attempts frequently include coercive tactics to deprive the Company’s Board of Directors and its stockholders of any real opportunity to determine the destiny of the Company.  The Rights have been declared by the Board of Directors in order to deter such tactics, including a gradual accumulation of shares in the open market of 15% or greater position to be followed by a merger or a partial or two-tier tender offer that does not treat all stockholders equally.  These tactics unfairly pressure stockholders, squeeze them out of their investment without giving them any real choice and deprive them of the full value of their shares.

The Rights are not intended to prevent a takeover of the Company and will not do so.  Subject to the restrictions described above, the Rights may be redeemed by the Company at $0.001 per Right at any time prior to the Distribution Date.  Accordingly, the Rights should not interfere with any merger or business combination approved by the Board of Directors.

However, the Rights may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Board of Directors.  The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Company’s Board of Directors, except pursuant to an offer conditioned upon the negation, purchase or redemption of the Rights.

Issuance of the Rights does not in any way weaken the financial strength of the Company or interfere with its business plans.  The issuance of the Rights themselves has no dilutive effect, will not affect reported earnings per share, should not be taxable to the Company or to its stockholders, and will not change the way in which the Company’s shares are presently traded.  The Company’s Board of Directors believes that the Rights represent a sound and reasonable means of addressing the complex issues of corporate policy created by the current takeover environment.

ITEM      3.03        Material Modification to Rights of Security Holders

Please see the disclosure set fourth under “Item 1.01 Entry into a Material Definitive Agreement” which is incorporated by reference into this Item 3.03.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On March 26, 2007, the Company’s Board of Directors also amended and restated VIVUS’s prior bylaws in their entirety modifying only certain provisions by establishing procedures for (i) calling special stockholder meetings (Section 2.3), (ii) nominating a director or proposing other business at an annual meeting (Section 2.4), and (iii) providing notice of stockholder meetings (Section 2.5).

Section 2.3 was modified to provide that a special meeting of stockholders may only be called by the board of directors, the chairman of the board or the chief executive officer of the Company. The ability of one or more stockholders holding, a sufficient number of shares which in the aggregate, entitle such stockholder or stockholders to cast not less than ten percent (10%) of the votes at the meeting, to call a special meeting of stockholders was eliminated.

Section 2.4 now requires that a stockholder seeking to make director nominations or to propose any other business at an annual meeting of stockholders give specified notice to the secretary of the company.

For such notice to be proper, it must include the information required by Section 2.4 and must be delivered upon the earlier to occur of:

•   at least 90 days and not more than 120 days prior to the anniversary date of the prior year’s annual meeting of stockholders; or

•   not less than the later of the close of business on the 45th day nor earlier than the close of business on the 75th day prior to the first anniversary of the date on which the Company first sent or gave its proxy statement to stockholders for the preceding year’s annual meeting;

Provided however, that if the date of the annual meeting is set for more than 30 days before or more than 60 days after the anniversary of the date of the prior year’s annual meeting, notice by the stockholder must be delivered:

•   not earlier than 120 days prior to the meeting and not later than the later of 90 days prior to the meeting; or

•   the 10th day following the date on which public announcement of the date of the meeting is first made by the Company.

Section 2.5 sets forth which information is required to be provided with the written notice of any meeting of stockholders that shall be given to each stockholder entitled to vote at such meeting.  Such notice shall be provided not less than 10 nor more than 60 days before the date of the meeting.

The descriptions of the changes and the new provisions of the amended and restated bylaws contained in this report are qualified in their entirety by reference to the full text of the prior Bylaws, as amended, a copy of which was filed with the Commission on June 25, 1996 as Exhibit 3.3 to the Company’s Registration Statement on Form S-B and incorporated herein by reference, and the new Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.  Other Events

On March 27, 2007, VIVUS, issued a press release titled “VIVUS, INC. Adopts Stockholder Rights Plan and Amends Bylaws.”  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statement and Exhibits.

(d)	Exhibits.

	Exhibit 3.1	Amended and Restated Bylaws of the Registrant, as amended on March 26, 2007.

Exhibit 4.1

Preferred Stock Rights Agreement, dated as of March 27, 2007, between the Company and Computershare Investor Services, LLC, including the Amended and Restated Certificate of Designation, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (incorporated by reference to the same numbered exhibit filed with the Registrant’s registration statement on Form 8-A dated March 28, 2007).

	Exhibit 99.1	Press Release Dated March 27, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, Inc.

Date: March 28, 2007
	By:	/s/ Timothy E. Morris
Name: Timothy E. Morris
Title: Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

3.1	Amended and Restated Bylaws of the Registrant, as amended on March 26, 2007.

4.1

Preferred Stock Rights Agreement, dated as of March 27, 2007, between the Company and Computershare Investor Services, LLC, including the Amended and Restated Certificate of Designation, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (incorporated by reference to the same numbered exhibit filed with the Registrant’s registration statement on Form 8-A dated March 28, 2007).

99.1	Press Release Dated March 27, 2007